Exhibit 99.2 Fiscal Second Quarter 2026 Financial Results Place An Image Here Conference Call September 9, 2025 NASDAQ: LAKE 1 Protect Your People®

Safe Harbor & Non-GAAP Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains estimates, predictions, opinions, goals and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation our M&A strategy and tariff mitigation. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as believed, projected, planned, intended, anticipated, can, estimated or expected, or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law. Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non- GAAP financial measures in this presentation: Adjusted Gross Profit, Adjusted Gross Margin, Organic Adjusted Gross Profit, Organic Adjusted Gross Margin, Inorganic Adjusted Gross Profit, Inorganic Adjusted Gross Margin, Adjusted Operating Expenses, Organic Adjusted Operating Expenses, Inorganic Adjusted Operating Expenses, Adjusted EBITDA excluding FX, Adjusted EBITDA excluding FX margin, Organic Adjusted EBITDA excluding FX, Organic Adjusted EBITDA excluding FX margin, Inorganic Adjusted EBITDA excluding FX and Inorganic Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. 2 Protect Your People®

Agenda: On the Call Today: COMPANY UPDATES FINANCIAL RESULTS KEY TAKEAWAYS Q&A CLOSING SUMMARY James M. Jenkins Roger D. Shannon President, Chief Executive Officer and Chief Financial Officer and Executive Chairman Secretary 3 Protect Your People®

Q2 2026 Operational & Business Updates

- Net sales increased $14.0 million, or 36%, to a record $52.5 million, led by a 113% increase in Fire Services products
- U.S. net sales increased 78% to $22.1 million, and Europe net sales increased 113% to $15.1 million
- Adjusted EBITDA excluding FX was $5.1 million, an increase of $2.4 million, or 89%, compared with $2.7 million for the comparable year ago period; Sequential increase of $4.5 million, or 740%
- Adjusted Gross profit as a percentage of net sales decreased to 37.4% from 41.1% for the comparable year ago period; Sequential increase of 220bps from 35.2% last quarter
- Shipment of a $3.1 million order through its Jolly Scarpe brand for fire intervention boots from the Italian Ministry of the Interior - Firefighters Department
- Completed a $6.1 million sale and partial leaseback of the Decatur, Alabama, warehouse property
- Announced the closures of the warehouse facility in Hull, England and a Veridian manufacturing facility in Quitman, Arkansas
- Added to the broad-market Russell 3000® and Russell 2000® Indices

- Tariff Environment
  - Q2'26 reflected the impact of tariff uncertainty and associated mitigation strategies to build inventory
  - Evolving global tariff certainty and tapering in mitigation strategies position the company for sequential growth in gross margin and adjusted EBITDA excluding FX in Q3'26
  - Tariff uncertainties resulted in delayed purchasing decisions in the Latin American industrial space, where margins typically exceed the company average
  - Inventories on July 31, 2025, totaled $90.2 million, partially due to inventory build ahead of imposed tariffs, as well as U.S. sales initiatives
- Looking Ahead
  - M&A pipeline remains strong and actively engaged in discussions aligned with our decontamination, rental and services growth strategy, and activity is expected in the second half of the fiscal year
  - Maintaining a strong balance sheet with a focus on inventory, cost reductions, and financial and operational agility
  - FY 2026 revenue and adjusted EBITDA excluding FX guidance updated

LAKELAND FIRE + SAFETY Protect Your People® 4

Q2 2026 FINANCIAL RESULTS Q2-FY26 Revenue by Product Finan Financi cial al High Highligh lights ts and Geography Three Months Ended Jul. 31 6% $ in Million USA 2025 2024 8% Europe 7% 42% $52.5 $38.5 Revenue Other N.A. 8% 1 Asia 37.4% 41.1% Adjusted Gross Margin Latin America 1 Adjusted Operating Expenses 14.6 13.2 29% Other Foreign 0.8 (1.4) Net Income (Loss) 3% Disposables 1 Adjusted EBITDA excluding FX 5.1 2.7 11% 26% Fire 1 Adjusted EBITDA excluding FX Margin 9.6% 6.9% 11% Chemical Jul. 31, 2025 Jan. 31, 2025 FR/AR Performance 49% Cash & Cash Equivalents $17.7 $17.5 High Visibility 5 Protect Your People® 1) See reconciliation tables for non-GAAP in appendix

Lakeland
Organic
Inorganic

Q2 2026 Financial Highlights

Sales revenue $52.5M


38.5
1.5
37.0
45.8 +19%
7.1
38.6
46.6 +2%
10.1
36.5
46.7 +0%
9.9
36.9
52.5 +12%
10.5
42.0
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

- Strong performances in the US Industrial and Fire segments, Asia, and LHD Australia
- Rebounds in Europe, India and significant recovery in Canada

Adjusted Operating Expenses $14.6M


13.2
1.0
12.2
14.3 +6%
1.5
12.9
13.7 -4%
1.4
12.3
15.9 +10%
2.4
13.5
14.6 -8%
2.2
12.4
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

- OpEx as a percentage of sales improved significantly for both organic and inorganic
- Focus on expense savings initiatives with $1.3M sequential OpEx reduction

Adjusted Gross Profit $19.6M and Adjusted Gross Margin 37.4%


15.8 / 41.1%
0.7 / 43.2%
15.2
41%
19.1 / 41.7%
2.1 / 29.7%
16.9
43.9%
19.8 / 42.4%
2.3 / 22.4%
17.5
48%
16.5 / 35.2%
2.9 / 29.6%
13.5
36.7%
19.6 / 37.4%
3.1 / 29.7%
16.5
39.3%
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

- Increased Adjusted Gross Profit benefited from organic sales growth of $5M
- Sequential increase in Adjusted Gross Margin due to partial reversal of purchase variance

Adjusted EBITDA excluding FX $5.1M and Adjusted EBITDA excluding FX Margin 9.6%


2.7 / 6.9%
3.0
-0.3
4.7 / 10.3%
0.7
4.1
6.1 / 13.1%
0.9
5.2
0.6 / 1.3%
0.6
5.1 / 9.6%
1.0
4.1
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

- Significant increase resulting from record revenue
- Gross Margin and Operating Expense improvements contributed to sequential growth

Adjusted excludes D&A, Stock Compensation, FX, Acquisition Expenses, Severance, Restructuring, Monterrey, PFAS, Step-up Inventory, and SAP Project

LAKELAND FIRE + SAFETY Protect Your People®
6

TTM Revenue and Adjusted EBITDA excluding FX REVENUE ADJUSTED EBITDA excluding FX $191.6M $17.4M $16.5M $177.6M $14.7M $14.5M $14.1M $167.2M $151.8M $137.7M Jul Oct Jan Apr Jul Jul Oct Jan Apr Jul 2024 2024 2025 2025 2025 2024 2024 2025 2025 2025 7 Protect Your People®

Gross Margin and EBITDA Bridge. Q2-FY26 vs Q2-FY25 ADJUSTED EBITDA excluding FX ADJUSTED GROSS MARGIN % $1.3M 2.5% 41.1% -$0.6M -0.8% 37.4% $1.3M -1.2% -2.3% -1.9% $2.6M $5.1M -$2.0M -$0.2M $2.7M 2025Q2 Acquired Profit Inventory Tariffs Increased 2026Q2 2025Q2 Organic Inorganic Profit Tariffs Increased Organic 2026Q2 Company Ending Reserve US Material Sales Ending US Material OpEx Increase Inventory Costs GM Inventory Costs 8 Protect Your People®

Revenue Mix – YTD FY26 and Historical Lakeland FY25 Lakeland FY24 Lakeland Q2-FY26 YTD USA 6% USA USA 9% 8% 9% Europe Europe Europe 7% 13% 43% 13% 36% Other N.A. Other N.A. 44% Other N.A. 8% 8% 11% Asia Asia Asia Latin America 9% Latin America 11% 27% Latin America Other Foreign 25% 13% Other Foreign Other Foreign 3% 2% 6% Disposables Disposables Disposables 12% 15% 27% 16% 31% Fire Fire Fire 40% 12% 13% FR/AR FR/AR FR/AR 17% Performance Performance Performance Chemical Chemical Chemical 38% 21% 47% High Visibility High Visibility High Visibility 9 Protect Your People®

Q2 2026 Balance Sheet and Cash Flow 7/31/2025 1/31/2025 Variance 2026Q2 2025Q2 Variance Balance Sheet Cash Flow Cash and cash equivalents 17.7 17.5 0.2 Adjustments to reconcile to net (loss) income (4.9) 1.9 (6.8) Accounts Receivable 30.9 27.6 3.3 Accounts receivable (2.6) 0.5 (3.1) Inventories 90.2 82.7 7.5 Inventories (6.2) (4.3) (1.9) Other Current Assets 8.2 2.6 5.6 Prepaid VAT and other taxes 1.2 (5.0) 6.2 Current Assets 147.1 136.5 10.6 (Increase) decrease in operating assets (7.6) (8.8) 1.2 Non Current Assets 79.2 76.0 3.2 Accounts payable 1.8 7.1 (5.3) Assets 226.3 212.5 13.8 Other operating liabilities 0.9 (4.2) 5.1 Accounts Payable 18.1 15.7 2.4 Increase (decrease) in operating liabilities 2.8 2.9 (0.1) Accrued Compensation, Benefits & Expenses 15.5 12.6 2.9 Net cash (used in) provided by operating activities (9.7) (4.1) (5.6) Other Current Liabilities 6.6 6 .5 0.1 Net cash (used in) provided by investing activities (2.1) (24.4) 22.3 Current liabilities 40.2 34.9 5.3 Credit Facility Borrowings & Term loan borrowings 1 5.9 31.2 (15.3) Deferred Income Taxes 1 .6 3 .9 (2.3) Credit Facility Repayments & Term loan payments (4.1) (3.4) (0.7) Long Term Portion of Debt 28.1 16.4 11.7 Other financing activities (0.9) (0.7) (0.2) Long-Term Portion of Operating Lease Liability 9.1 10.7 (1.6) Net cash provided by (used in) financing activities: 10.9 2 7.0 (16.1) Non Current Liablities 38.8 31.0 7.8 Effect of exchange rate changes on cash and cash equivalents 1.1 1.1 - Liabilities 79.0 65.9 13.1 Net increase (decrease) in cash and cash equivalents 0.3 (0.3) 0.6 Equity 147.3 146.6 0.7 Cash and cash equivalents at beginning of year 1 7.5 2 5.2 (7.7) Liabilities and Stockholders Equity 226.3 212.5 13.8 Cash and cash equivalents at end of period 17.7 24.9 (7.2) 10 Protect Your People®

Q2 2026 Inventory Trends Inventory Organic Inventory Quarter over Quarter Finished Goods vs Raw Materials 90.2 85.8 82.7 39.3 6.4 37.2 36.6 6.6 72.7 7.2 9.0 33.4 33.2 67.9 8.4 32.2 6.5 31.0 30.9 31.0 7.0 29.0 6.4 74.8 70.8 69.0 65.7 61.5 2.1 1.5 1.6 1.5 1.4 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 Organic LHD Veridian Finished Goods Raw Materials Work in Process 11 Protect Your People®

Closing Summary Record Q2-FY26 Net Sales Growth - Increased 36% to $52.5 million Near Term Strategy Navigating the continued challenges from evolving tariff environment Growing top-line revenue in fire services and industrial verticals Implementing operating and manufacturing efficiencies to achieve higher margins Maintaining a strong balance sheet and financial and operational agility Executing on a robust M&A pipeline, and actively engaging in discussions aligned with our decontamination, rental and services growth strategy Inventory - Initiated a series of targeted actions to optimize inventory levels Cost reductions – Executing on initiatives to realize up to $4 million in cash savings, excluding Veridian consolidation Outlook – FY 2026 Revenue Guidance Range at the lower end of $210 to $220 million and Adjusted EBITDA Excluding FX of $20 to $24 million 12 Protect Your People®

NASDAQ: LAKE Company Investor Relations 1525 Perimeter Parkway Chris Tyson Suite 325 MZ Group Huntsville, AL 35806 949-491-8235 LAKE@mzgroup.us www.lakeland.com 13 13 Protect Your People®

Non-GAAP Reconciliation – Gross Profit and Margin 2026Q2 2026Q1 2025Q4 2025Q3 2025Q2 Adjusted Gross Profit Gross Profit $18,818 $15,644 $18,694 $18,560 $15,235 Depreciation and amortization 306 320 1,074 505 599 Amortization of Step-up in Inventory 406 447 - - - ERP Project 100 49 - - - Adjusted Gross Profit $19,630 $16,460 $19,768 $19,065 $15,835 Inorganic - Adjusted Gross Profit 3,132 2,947 2,261 2,122 664 Organic - Adjusted Gross Profit 16,498 13,514 17,507 16,943 15,170 Adjusted Gross Margin Adjusted Gross Profit $19,630 $16,460 $19,768 $19,065 $15,835 Divided by net sales 52,496 46,746 46,628 45,761 38,512 Adjusted Gross Margin 37.4% 35.2% 42.4% 41.7% 41.1% Organic - Adjusted Gross Profit $16,498 $13,514 $17,507 $16,943 $15,170 Organic - Divided by net sales 41,959 36,784 36,513 38,622 36,973 Organic - Adjusted Gross Margin 39.3% 36.7% 47.9% 43.9% 41.0% Inorganic - Adjusted Gross Profit $3,132 $2,947 $2,261 $2,122 $664 Inorganic - Divided by net sales 10,536 9,962 10,115 7,139 1,539 Inorganic - Adjusted Gross Margin 29.7% 29.6% 22.3% 29.7% 43.2% ($000’s Except Share Information) 14 14 Protect Protect Your Peop Your le® People®

Non-GAAP Reconciliation – Operating Expenses 2026Q2 2026Q1 2025Q4 2025Q3 2025Q2 Adjusted Operating Expenses Operating Expenses $19,283 $20,278 $18,839 $17,753 $16,826 Depreciation and amortization (962) (817) (682) (722) (546) Equity Compensation (1,411) (329) (476) (455) (428) Earnout Revaluation - - - - - Monterrey (499) (626) (352) (447) (183) Acquisition Expenses (525) (946) (1,528) (497) (712) Severance and restructuring (402) (623) (847) (654) (745) PFAS Litigation (182) (189) (122) (177) (194) ERP Project (685) (110) (174) - - FX (44) (778) (1,000) (462) (843) Adjusted Operating Expenses $14,574 $15,859 $13,658 $14,339 $13,176 Inorganic - Adjusted Operating Expenses 2,150 2,352 1,353 1,467 978 Organic - Adjusted Operating Expenses 12,423 13,507 12,305 12,871 12,198 ($000’s Except Share Information) 15 15 Protect Protect Your Peop Your le® People®

Non-GAAP Reconciliation – EBITDA 2026Q2 2026Q1 2025Q4 2025Q3 2025Q2 EBITDA to Adjusted EBITDA excluding FX EBITDA $841 ($3,390) $1,716 $1,950 ($281) Amortization of step-up in inventory basis 406 447 - - - Stock Compensation 1,411 329 476 455 428 Other Income (38) (106) (105) 84 (165) Monterrey 499 626 352 447 183 Acquisition Expenses 525 946 1,528 497 712 Severance and restructuring 402 624 848 655 745 PFAS Litigation 182 189 122 177 194 ERP Project 785 160 174 - - FX 44 778 1,000 462 843 Adjusted EBITDA excluding FX $5,056 $602 $6,110 $4,726 $2,659 Inorganic - Adjusted EBITDA excluding FX 981 595 907 655 (314) Organic - Adjusted EBITDA excluding FX 4,075 7 5,202 4,072 2,972 ($000’s Except Share Information) 16 16 Protect Protect Your Peop Your le® People®

Non-GAAP Reconciliation – EBITDA Margin excluding FX 2026Q2 2026Q1 2025Q4 2025Q3 2025Q2 Adjusted EBITDA Margin excluding FX Adjusted EBITDA excluding FX $5,056 $602 $6,110 $4,726 $2,659 Divided by net sales 52,496 46,746 46,628 45,761 38,512 Adjusted EBITDA excluding FX Margin 9.6% 1.3% 13.1% 10.3% 6.9% Organic - Adjusted EBITDA excluding FX $4,075 $7 $5,202 $4,072 $2,972 Organic - Divided by net sales 41,959 36,784 36,513 38,622 36,973 Organic - Adjusted EBITDA excluding FX Margin 9.7% 0.0% 14.2% 10.5% 8.0% Inorganic - Adjusted EBITDA excluding FX $981 $595 $907 $655 ($314) Inorganic - Divided by net sales 10,536 9,962 10,115 7,139 1,539 Inorganic - Adjusted EBITDA excluding FX Margin 9.3% 6.0% 9.0% 9.2% -20.4% ($000’s Except Share Information) 17 17 Protect Protect Your Peop Your le® People®